CONTRACT #TVF FY10-20024
GEDL FY10-20062

LOAN

AGREEMENT

BETWEEN THE

WISCONSIN DEPARTMENT OF COMMERCE

AND

CELLECTAR, INC.

This Agreement is entered into by and between the Wisconsin Department of Commerce (“Department”) and Cellectar, Inc., (“Borrower”).

WITNESSETH

WHEREAS, the Department is authorized to award loan funds, for the purpose of economic development pursuant to Section 560.275 Wis. Stats. And pursuant to Section 560.137; and

WHEREAS, on February 3, 2010, the Department, relying upon representations in the Borrower's Application, agreed to lend up to Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) under the Technology Venture Fund program and Two Hundred Thousand and 00/100 Dollars ($200,000.00) under the Gaming and Economic Development Fund program, to the Borrower to be utilized in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, for valid consideration, the receipt of which is hereby acknowledged, and in consideration for the promises and covenants in this Agreement, the Department and Borrower agree as follows:

1.	DEFINITIONS. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

a)	“Agreement” means this agreement and the attached Exhibits between the Department and the Borrower, together with any future amendments thereto.

b)	“Application” means the prospect data sheet and other materials submitted by the Borrower for this award.

c)	“Borrower” means Cellectar, Inc., together with its lawful successors and assigns.

d)	“Collateral” means the property described in Exhibit A.

e)	“Department” means the Wisconsin Department of Commerce, together with its lawful successors and assigns.

f)	“Effective Date” means the date this Agreement is executed by the Department.

g)	“Eligible Project Costs” means the costs and expenditures incurred by the Borrower in connection with the Project, as more fully described in Exhibit A.

h)	“Loan” means the Department’s loan to the Borrower under this Agreement.

i)	“Project” means the activities described in Exhibit A.

j)	“Promissory Note” means the Promissory Notes attached as Exhibit D-1 and Exhibit D-2.

k)	“Term of This Agreement” means until the Borrower's obligations hereunder are fully satisfied.

2.
DISBURSEMENT OF LOAN PROCEEDS.     Loan disbursements to the Borrower hereunder for Eligible Project Costs shall be made on a periodic basis upon the Department’s receipt and approval of a completed Request for Disbursement Form (attached as Exhibit C) and required supporting documentation.

a)	Prior to the disbursement of any Loan funds, the Borrower shall execute and deliver to the Department:

(i)	A borrowing resolution.

(ii)
A security agreement, granting the Department a security interest on the Collateral (see Exhibit A) purchased with the Loan funds or on all assets now owned or hereinafter acquired. Authentication of this agreement by the Borrower authorizes the Department to file a UCC financing statement for the stated Collateral.

(iii)	All other documents that reasonably may be required by the Department to effect the terms and conditions of this Agreement.

b)	The Borrower shall work with the Department of Administration to deliver a written Affirmative Action Plan.

c)
Disbursements by the Department to the Borrower shall be made after a nonrefundable origination fee of $5,000.00, two (2.0) percent of the award amount for the Technology Venture Fund Loan and a fee of $4,000, two (2.0) percent of the award amount for the Gaming and Economic Development Loan, is paid to the Department.

3.	BORROWER’S LOAN PAYMENTS. This Loan shall be repaid in accordance with the terms of the Promissory Note.

4.
TAXES AND FEES.     Except as otherwise provided in this Agreement, the Borrower shall keep the Collateral free and clear of all judgments, levies, liens, security interests and encumbrances and shall pay all federal, state and local fees, assessments and taxes which may be assessed upon the ownership, possession or use of the Collateral.

5.	INSURANCE. The Borrower covenants that it will maintain insurance in such amounts and against such liabilities and hazards as customarily is maintained by other companies operating similar businesses.

6.	“EVENT OF DEFAULT” DEFINED. The occurrence of any one or more of the following events shall constitute an “Event of Default” for the purposes of this Agreement:

a)	The Borrower’s failure to pay, within ten (10) calendar days of the due date, any of the principal payments or interest due under the Promissory Note;

b)	The Borrower’s failure to comply, within sixty (60) calendar days of the due date, any of the reporting requirements required under section 9. c) and detailed in Exhibit B;

c)	The Borrower's failure to comply with or perform any of its obligations under this Agreement;

d)	Any assignment for the benefit of the Borrower's creditors or commission of any other act amounting to a business failure;

e)	The filing, by or against the Borrower, of a petition under any chapter of the U.S. Bankruptcy Code or for the appointment of a receiver;

f)	Any default or breach of the Borrower’s obligations under the terms and conditions of its loan agreements, leases, or financing arrangements with other creditors;

g)	Any material misrepresentation with respect to the Borrower's warranties and representations under this Agreement or the Application; or

h)
Any other action or omission by the Borrower, which in the Department’s reasonable discretion, jeopardizes the Borrower's ability to fulfill its obligations under this Agreement or otherwise causes the Department to deem itself insecure.

7.	REMEDIES IN EVENT OF DEFAULT.

a)
Upon the occurrence of any Event of Default, the Department shall send a written notice of default to the Borrower, setting forth with reasonable specificity the nature of the default.  If the Borrower fails to cure the default to the reasonable satisfaction of the Department within ten (10) calendar days, the Department may, without further written notice to the Borrower, declare the Borrower in default, terminate this Agreement effective immediately, and accelerate the principal balance, accrued interest, and other amounts owed by the Borrower hereunder.

b)	Upon the termination of this Agreement:

(i)
The Borrower shall be liable for the full unpaid principal balance together with interest at the annual rate of twelve (12) percent from the date of the Event of Default to the date the Borrower's obligations hereunder are paid in full.

(ii)
Subject to the rights of other creditors, the Department shall be entitled to exercise any and all remedies available to the Department under this Agreement, related loan documents, and applicable laws.

c)	In addition to the rights and remedies available to the Department at law, in equity, or in bankruptcy, the Department shall be entitled to recover from the Borrower an amount equal to the sum of:

(i)	The unpaid principal balance, accrued interest, and other amounts owed by the Borrower hereunder;

(ii)
All court costs and reasonable attorney’s fees incurred by the Department in the enforcement of its rights and remedies under this Agreement, including all costs incurred in foreclosing upon, repossessing, storing, repairing, selling, leasing or otherwise disposing of the Collateral; and

(iii)	Any other damages arising from the Borrower's default.

d)
The Department’s foreclosure upon, repossession of, and subsequent sale, lease, or disposition of the Collateral shall not affect the Department’s right to recover from the Borrower any and all damages caused by the Borrower's breach of this Agreement.  The Department’s rights and remedies hereunder shall be cumulative, not exclusive, and shall be in addition to all other rights and remedies available at law, in equity or in bankruptcy.

8.
BORROWER’S WARRANTIES AND REPRESENTATIONS.     To induce the Department to enter into this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower hereby warrants and represents that:

a)	The Borrower is duly organized, validly existing, and authorized to engage in business in the State of Wisconsin.

b)	The Borrower is qualified to engage in business in every jurisdiction where the nature of its business makes such qualification necessary;

c)
The Borrower is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it, the violation of which would have a material and adverse effect on the Borrower's financial ability to comply with this Agreement;

d)
The Borrower is unaware of any conditions which could subject it to any damages, penalties or clean-up costs under any federal or state environmental laws which would have a material and adverse effect on the Borrower's financial ability to comply with this Agreement;

e)
This Agreement is valid and enforceable in accordance with its terms against the Borrower, subject only to applicable bankruptcy, insolvency, reorganization or other similar laws affecting generally the enforceability of the rights of creditors;

f)
The Borrower is financially solvent and able to comply with all of the terms and conditions set forth in the Agreement and is not in default under the terms and conditions of any loan agreements, leases, or financing arrangements with the Borrower’s other creditors;

g)
The financial statements and other information provided by the Borrower to the Department are complete and accurate in accordance with Generally Accepted Accounting Principles, and may be relied upon by the Department in deciding whether to enter into this Agreement with the Borrower;

h)	The Borrower has secured Project funds as identified in Exhibit A to fund all other costs relating to the Project;

i)	In making these warranties and representations, the Borrower has not relied upon any information furnished by the Department.

j)	The Borrower's warranties and representations herein are true and accurate as of the date of this Agreement, and shall survive the execution thereof;

9.	BORROWER COVENANTS.

a)	Deliverables. The Borrower shall comply with the terms and conditions set forth in Exhibit A Section 3. of this agreement.

b)	Penalties Should the Borrower fail to meet the terms and conditions set forth in Exhibit A and Exhibit B it shall be subject to penalties outlined in Exhibit A.

c)
Reporting.     The Borrower shall provide the Department with reports, utilizing forms provided by the Department, as well as interim and/or fiscal year end financial statements in accordance with Exhibit B-1 and B-2.

d)	Inspection.

(i)	The Department and its respective agents, shall, at any reasonable time and upon 48 hours notice, have the right to enter upon the Borrower’s premises to inspect the Project.

(ii)	The Borrower shall produce for the Department’s inspection, examination, auditing and copying, upon reasonable advance notice, any and all records which relate to this Agreement.

e)
Nondiscrimination in Employment.     During the Term of this Agreement, the Borrower shall not discriminate against any employee or applicant for employment because of age, race, religion, color, handicap, sex, physical condition, developmental disability as defined in sec. 51.01 (5) Stats., sexual orientation or national origin.  This provision shall include, but not be limited to, the following:  employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.  Except with respect to sexual orientation, the Borrower further agrees to take affirmative action to ensure equal employment opportunities.  The Borrower agrees to post in conspicuous places, available for employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of the nondiscrimination clause.

f)
Notification of Position Openings.     In accordance with sec. 106.16, Stats., the Borrower shall, for a period of one year from the Effective Date, provide the Wisconsin Department of Workforce Development, local Job Service offices, and the area Workforce Development Board with prior written notice of any new or vacant Full-Time Positions that are related to the Project.

g)
Consolidation or Merger.     During the term of this Agreement, the Borrower shall not consolidate or merge with or into any other corporation or business entity without providing prior written notice to the Department.

h)	Relocation of Operations. In accordance with §560.075(2), the Borrower shall conduct the Project and related activities in Wisconsin, for a minimum of five years from the date of the award.

10.	WISCONSIN OPEN RECORDS LAW. Subject to the following terms, the Department shall safeguard all of the financial statements provided to them by the Borrower:

a)
Except as otherwise required or provided by court order, legal process or applicable Wisconsin law including, without limitation, the Wisconsin Open Records Law, sec. 19.31, Stats., et seq, the Department shall not reveal or disclose any financial information and documents provided by the Borrower to any non-government person or entity without the prior written consent of the Borrower.

b)	If the Borrower believes or contends that any financial statements provided hereunder qualify as “trade secrets” exempt from disclosure under the Wisconsin Open Records Law, the Borrower shall:

(i)
Fill out a standard trade secrets designation form to be provided by the Department, designating specific information or documents as “ trade secrets” and agreeing to defend and indemnify the Department, and to hold them harmless in the event of any future open records request asking for copies of such documents; and

(ii)	Provide the Department with two copies of such information -- a clean copy and a copy with the “trade secret” information redacted--for the Department’s files.

11.
ENTIRE AGREEMENT.     This Agreement and the accompanying loan documents, Promissory Note and Exhibits contain the entire Agreement of the parties concerning the Borrower's obligations under the terms and conditions of this Agreement.  This Agreement may not be amended, modified or altered except in writing signed by the Borrower and the Department.

12.
CHOICE OF LAW.     THIS AGREEMENT IS AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN.  If any provisions of the Agreement shall be prohibited by or invalid under Wisconsin law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without affecting the validity or enforceability of the remaining provisions thereof.

13.
VENUE; JURISDICTION.     Any judicial action relating to the construction, interpretation, or enforcement of this Agreement, or the recovery of any principal, accrued interest, court costs, attorney’s fees and other amounts owed hereunder, shall be brought and venued in the U.S. District Court for the Western District of Wisconsin or the Dane County Circuit Court in Madison, Wisconsin.  THE BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THOSE WISCONSIN COURTS, AND WAIVES ANY DEFENSES THAT THE BORROWER OTHERWISE MIGHT HAVE RELATING THERETO.

14.
WAIVER OF RIGHT TO JURY TRIAL.     THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY JUDICIAL ACTION OR PROCEEDING THAT MAY ARISE BY AND BETWEEN THE DEPARTMENT AND THE BORROWER CONCERNING THE CONSTRUCTION, INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT, OR THE RECOVERY OF ANY PRINCIPAL, ACCRUED INTEREST, COURT COSTS, ATTORNEY’S FEES AND OTHER AMOUNTS THAT MAY BE OWED BY THE BORROWER HEREUNDER.

15.	MISCELLANEOUS.

a)
Severability.     The invalidity of any provision of this Agreement shall not affect the validity of the remaining provisions, which shall remain in full force and effect to govern the parties’ relationship.

b)
Department Not A Joint Venturer Or Partner.     The Department shall not, under any circumstances, be considered or represented to be a partner or joint venturer of the Borrower or any beneficiary thereof.

c)
Documents.     All documents required to be delivered contemporaneously with the execution and delivery of this Agreement are expressly made a part of this Agreement as though completely herein, and all references to this Agreement herein shall be deemed to refer to and include all such documents.

d)	Agreement Controlling. In the event of any conflict or inconsistency between the Agreement and the Exhibits hereto, the terms of this Agreement shall control.

16.	CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms and conditions set forth herein.

17.
AUTHORITY TO SIGN DOCUMENT. The person(s) signing this Agreement on behalf of the Borrower certifies and attests that the Borrower’s respective Articles of Organization, Articles of Incorporation, By Laws, Member's Agreement, Charter, Partnership Agreement, Corporate or other Resolutions, and/or other related documents give full and complete authority to bind the Borrower, on whose behalf they are executing this document.

Borrower assumes full responsibility and holds the Department harmless for any and all payments made or any other actions taken by Department in reliance upon the above representation. Further, Borrower agrees to indemnify Department against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by Department resulting from or arising out of any such payment or other action, including reasonable attorneys’ fees and legal expenses.  The Borrower has read, fully understands, and agrees to all of the terms and conditions in this Agreement and the related loan documents;

IN WITNESS WHEREOF, the Department and the Borrower have executed and delivered this Agreement effective the date set forth next to the Department’s signature below.

WISCONSIN DEPARTMENT OF COMMERCE

By:	/s/ Mary Gage	October 5, 2010
	Mary Gage, Bureau Director	Date

CELLECTAR, INC.

By:	/s/ Jamey P. Weichert	September 15, 2010
	Jamey P. Weichert, Interim President and CEO	Date

Notices to the Borrower hereunder shall be effective upon mailing by first class mail, postage prepaid, and addressed as follows or such other person and address as may be designated in writing:	Notices to the Department hereunder shall be effective upon mailing by first class mail, postage prepaid, and addressed as follows:

Cellectar, Inc. 3301 Agriculture Drive Madison, WI 53716 Attn: Chris Blakley	Wisconsin Department of Commerce Bureau of Business Finance 201 West Washington Avenue P.O. Box 7970 Madison, WI 53707 Attn: Contract #TVF FY10-20024

EXHIBIT A
(PROJECT DESCRIPTION/DELIVERABLES)
Technology Venture Fund
Contract:# TVF FY10-20024 & GEDL FY10-20062

1.	PROJECT SUMMARY:

Cellectar, Inc. is a Wisconsin C-Corporation founded as a Limited Liability Company in June 2000 and reorganized as a corporation in January 2008.  The company is a radiopharmaceutical company that designs and develops products to detect, treat, and monitor a wide variety of human cancers.  The company’s lead therapy molecule, CLR1404, is in Phase 1 clinical dosimetry trials.  The intent of the business is to progress the lead molecule on parallel tracks in both therapy and imaging of malignancy.  The company anticipates initiating Phase 1 Maximum Tolerated Dose (MTD) trials in Q2 2010.  Phase 2 clinical trials will follow in late 2010.

Radiopharmaceuticals are particularly difficult to manufacture to GMP standards as radiation safety for manufacturing personnel adds a significant level of complexity to the production of a sterile, injectable, single dose drug product.  Therefore, Cellectar has developed a 16,100 square foot in-house GMP-validated radiopharmaceutical manufacturing facility consisting of offices, laboratories and radiopharmaceutical research “hot lab”, a GMP radiopharmaceutical manufacturing suite and GMP analytical laboratories for product release.  This custom-designed facility gives Cellectar the ability to be completely independent in its radiopharmaceutical research, development and manufacturing.  The facility has sufficient capacity to deliver all drug products needed through an extensive phase 2 trial.

Cellectar is seeking to close a $30-40 million fund raising effort in 2010.  It is anticipated that the funding round will take the company through the next 5 years of development including phase 2 clinical trials for Small Cell Lung Cancer and Triple Negative Brest Cancer.  Following phase 2 trials the company will then pursue an exit strategy.

In the interim Cellectar is raising $2.7 million from a bridge venture debt round (convertible debt) and is seeking an additional $450,000 from the Department in order to complete Phase I trials and conduct preclinical studies prior to the closing of their next funding round.

2.	ELIGIBLE PROJECT COSTS:

Code	USES	SOURCES			TOTAL
		TVF	GAMING	Investors
	Working Capital	250,000	200,000	2,700,000	3,150,000
TOTAL		250,000	200,000	2,700,000	3,150,000

Project costs will be incurred between February 3, 2010 and June 30, 2011.

3.	DELIVERABLES:

a)	The Recipient shall complete the Project as outlined above in this state;

b)	All grant funds must be spent in this state, to the extent practicable;

c)	To produce or cause to be produced in Wisconsin the product or products developed under this Agreement;

d)	For the term of this loan, the majority of jobs created as a result of the Project shall be located in Wisconsin and to the extent practicable, employ Wisconsin residents; and

e)	The majority of research to be performed under this Agreement shall be conducted in Wisconsin to the extent practical.

4.	PENALTIES:

a)
Reporting.  Should the Borrower fail to fulfill the reporting requirements within 60 days of the date due, as detailed under section 9. c) of the Agreement and outlined in Exhibit B, the Borrower shall be required to pay a $100 fee.  Continued failure to provide the required reporting could result in additional fees.  This fee will apply to each required report that is due as listed in the reporting table in Exhibit B-1.  Incomplete reports and/or required attachments will be treated as a failure to fulfill reporting obligations.  A failure to pay penalties or continued failure to provide reports is considered an Event of Default.  Penalties due may be referred to collection options available to the Department.

5.	COLLATERAL: Subordinate position General Business Security Agreement on all assets now owned or hereinafter acquired.

EXHIBIT B-1
REPORTING
Technology Venture Fund
Contract:# TVF FY10-20024 & GEDL FY10-20062

1.
REPORTING REQUIREMENT.     The Borrower shall provide the Department with reports, utilizing forms provided by the Department, as well as interim and/or fiscal year end financial statements in accordance with the following table, or as otherwise requested by the Department:

REPORTING REQUIREMENTS TABLE
Period Covered	Documentation Required			Due Date
	Report	Financial Statements
		Interim As of:	Fiscal Year Ended:
1/1/2010 – 12/31/2010	Annual		12/31/2010	5/15/2011
1/1/2011 – 12/31/2011	Annual		12/31/2011	5/15/2012
1/1/2012 – 12/31/2012	Annual		12/31/2012	5/15/2013
1/1/2013 – 12/31/2013	Annual		12/31/2013	5/15/2014
1/1/2014 – 12/31/2014	Annual		12/31/2014	5/15/2015

2.	PROJECT RECORDS. The Borrower shall prepare, keep and maintain such records as may be reasonably required by the Department to show:

a)	The number of Employees Created, Trained, or Maintained by the Borrower pursuant to this Agreement.

b)	The amount and disposition of funds provided and disbursed under this Agreement;

c)	The total cost of the Project.

3.
FINANCIAL RECORDS.     All of the Borrower’s financial records shall be prepared, kept and maintained in accordance with Generally Accepted Accounting Principles.  The Borrower shall provide such records to the Department during the Term of the Agreement as may be requested.  Such materials shall be retained by the Borrower for a period of at least three (3) years after the Project End Date.

a)
The financial statements and other information provided by the Borrower to the Department are complete and accurate in accordance with Generally Accepted Accounting Principles, and may be relied upon by the Department in deciding whether to enter into this Agreement with the Borrower;

4.
VERIFIED STATEMENT.     In accordance with Comm 149.40, within (90) days after the final report is submitted, or upon the request of the Department, the Borrower shall provide the Department with a verified statement including a report with 1) an itemized description of the Eligible Project Costs including verification that funds were expended in accordance with this Agreement, 2) a detailed description of the deliverables, and 3) date that the deliverables have been met.  To be considered an acceptable verified statement, this report shall be signed by the company’s Director or Principal Officer attesting to the accuracy, completeness and validation of the submitted information.  For loan amounts that total $100,000.00 or more the report will also require a signature by an independent certified public accountant attesting to the accuracy of the information.

EXHIBIT B-2
ANNUAL PROJECT REPORT
This report is due no later than 60 days after the Due Date as defined in the Reporting Section of your Agreement with Commerce

BUSINESS: Cellectar, Inc. NAME CHANGE? ☐ Yes (Attach copy of Articles Of Organization) ☐ No ADDRESS CHANGE? ☐ Yes (Attach Letterhead Showing Change) ☐ No	CONTRACT #: TVF FY10-20024 GEDL FY10-20062	REP: cds	FOR ANNUAL PERIOD ENDED: ☐December 31, _________ ☐Other, _____________

PROJECT INFORMATION
Total Budgeted Project Cost per Agreement	$3,150,000
Total Funds Spent to Date
Total Match Funds Spent to Date
Total Project Funds Spent to Date

FULL-TIME POSITIONS INFORMATION
Total Number of Full Time Positions at Project Location at the Time of Award
Actual Number of Full Time Positions at Project Location as of the End of this Semi-Annual Period
Total Number of Full Time Positions to be Created per Agreement
Cumulative Number of Full Time Positions that Participated in Created by the End of this Semi-Annual Period
Were Any of the Full Time Positions Trained Not Maintained or Downgraded? ☐ No ☐ Yes # _______________ (attach explanation)

FINANCIAL INFORMATION
Please indicate which financial statements are being submitted with this report as required in Exhibit B.

☐ Interim Dated __________________________________________________

☐ Fiscal Year End Dated  __________________________________________

EMPLOYEE INFORMATION
☐ A Copy of Page 1 of the most recent UC 101 Report is attached.
Please submit the most recent Annual Reporting period year end Business’s Federal Equal Opportunity Report (EEO-1) ☐ Exempt from filing EEO-1 ☐ Most recent EEO-1 is attached
Position Openings have been posted with the Department of Workforce Development, Job Service and/or Workforce Development Board ☐ Yes ☐ No (if no, attach explanation)

SIGNATURE:
I certify the information in this report is correct. Signature of Business Representative/Date	Commerce Review Initials

PO # _______________________ Commerce Initials: _____________

EXHIBIT C
REQUEST FOR DISBURSEMENT

Contract Number: TVF FY10-20024 GEDL FY10-20062	Rep: cds	Company: Cellectar, Inc.
Wismart #:	FEIN #	Request Number:
Disbursement Period Covered by this Request From: February 3, 2010 To: June 30, 2011

PROJECT EXPENSES INCURRED DURING THIS PERIOD
Budget Code	Description	Total Expenses This Period	=	Company Match Expenses	+	State Reimbursable Expenses
410	Working Capital (TVF FY10-20024)
410	Working Capital (GEDL FY10-20062)

TOTAL:

Requests for Disbursement must include supporting documentation in order to be approved by Commerce.  Please identify the documentation included with this request: The Department may withhold disbursements if it determines that the Borrower has not provided adequate documentation of Eligible Project Costs, has failed to make adequate progress in the project, has failed to file required reports hereunder, or is otherwise in default under the terms of the Agreement.

❒      Itemized invoices for all Eligible Project Costs included in the Request for Disbursement Form that were paid to outside vendors.

❒      A report detailing the dollar amount and purpose of the Eligible Project Costs incurred this period included in the Request for Disbursement Form.  This report should clearly describe how the Borrower derived the amounts included on the form.

I hereby certify that the expenses reported on this form are in accordance with the terms of the agreement and that complete and accurate records are being kept to substantiate such expenses.
_______________________________________________________ Authorized Company Signature	_____________________________ Date

This section is to be completed by Commerce
_________________________________________________________ Business Finance Specialist	______________________________ Date
_________________________________________________________ Account Specialist	______________________________ Date

Retain a copy of the completed form for your records and mail the original to:
Department of Commerce, c/o Bureau of Business Finance, P.O. Box 7970, Madison, Wisconsin  53707-7970

EXHIBIT D-1
PROMISSORY NOTE
Contract # TVF FY10-20024

Amount: $250,000.00

FOR VALID CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration for the terms and conditions set forth in the Technology Venture Fund  Agreement between the Wisconsin Department of Commerce (“Department”) and Cellectar, Inc. (“Borrower”) also identified as Contract #TVF FY10-20024, the Borrower promises to pay the Department the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), or so much thereof as may be advanced by the Department, together with interest, in accordance with the terms and conditions hereinafter set forth.

1.	DEFINITIONS. Terms used in this Promissory Note shall have the same meanings as in the Agreement.

2.
INTEREST RATE.     Except as otherwise provided herein, this Promissory Note shall bear interest on the unpaid principal balance at the annual rate of Two (2) percent, from the date of actual disbursement of the funds, or any portion thereof, to the Borrower until this Promissory Note is paid in full.  Interest shall be computed based upon a 365-day year.

3.	TERM. The term of this Note shall commence on the Effective Date with all principal, accrued interest and other amounts owed hereunder being due and payable not later than April 1, 2017.

4.
DEFERRAL PERIOD.     The Borrower’s payments of principal and interest hereunder shall be deferred until April 30, 2015.  All interest from the date of the Department’s first disbursement shall be paid in accordance with the terms of Paragraph 5.

5.
PAYMENT.     Commencing on May 1, 2015 and continuing on the first day of each consecutive month thereafter through and including March 1, 2017, the Borrower shall pay this Promissory Note in 23 equal monthly installments of $11,297.00 each; followed by a final installment on April 1, 2017 which shall include all remaining principal, accrued interest and other amounts owed by the Borrower hereunder.  Payments shall be applied first to interest accrued to date of receipt, and the balance, if any, to principal.

6.	TERMS OF PAYMENT.
a)
Time shall be of the essence as to the Borrower's payment of all principal, accrued interest, and other amounts owed hereunder, which shall be delivered to the Department at the following address, or such other place or places as the Department may designate, prior to the close of business on the due dates set forth above:

State of Wisconsin
Dept. of Commerce - Administrative
P.O. Box 78257
Milwaukee, WI  53293-0257
Attn: Contract TVF FY10-20024

b)
If the Borrower fails to pay any amounts owed within ten (10) calendar days of the date when due, then, from the date of default until such delinquent payment is paid in full, the Borrower shall pay the Department interest on the delinquent payment at an annual rate of twelve (12) percent.  The accrual and collection of such interest shall be in addition to and not in lieu of any other rights and remedies that the Department may have under the Agreement, the Promissory Note, other loan documents, and applicable federal and state laws.

c)
The Borrower shall bear the entire risk of loss, theft, damage, destruction, or seizure of the Collateral.  The Borrower shall be obligated to pay the principal, interest, and other amounts owed hereunder even if the Borrower is unable to use the Collateral or any portion thereof, because of loss, theft, damage, destruction, seizure, nonrepair, lack of maintenance, or any other reason.

d)
All principal payments, interest and other amounts owed hereunder shall be paid by the Borrower regardless of any set off, counterclaim, recoupment, defense, or other rights which the Borrower may have against the Department, the sellers of the Collateral, the contractors and subcontractors involved in making improvements to the Collateral, or any other party.

7.	“EVENT OF DEFAULT” DEFINED. The term “Event of Default” shall have the meaning set forth in the Agreement.

8.	REMEDIES IN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the Department shall have the remedies set forth in the Agreement.

9.	NO PREPAYMENT PENALTY. The Borrower shall have the right to prepay this Promissory Note, in whole or in part, at any time without penalty.

10.
CHOICE OF LAW.    THIS PROMISSORY NOTE IS AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN.  If any provisions of this Promissory Note shall be prohibited by or invalid under Wisconsin law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without affecting the validity or enforceability of the remaining provisions thereof.

11.
VENUE; JURISDICTION.     Any judicial action relating to the construction, interpretation, or enforcement of this Promissory Note, or the recovery of any principal, accrued interest, court costs, attorney’s fees and other amounts owed hereunder, shall be brought and venued in the U.S. District Court for the Western District of Wisconsin or the Dane County Circuit Court in Madison, Wisconsin.  THE BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THOSE WISCONSIN COURTS, AND WAIVES ANY DEFENSES THAT MAKER OTHERWISE MIGHT HAVE RELATING THERETO.

12.	CAPTIONS. The captions in this Promissory Note are for convenience of reference only and shall not define or limit any of the terms and conditions set forth herein.

13.
WAIVER.     The Department’s failure to declare this Promissory Note in default or to otherwise enforce any of their respective rights or remedies shall not be deemed a waiver of its right to declare this Promissory Note in default and enforce its rights and remedies upon the occurrence of a future Event of Default.  Nor shall the Department’s receipt and acceptance of any payment on this Promissory Note after the occurrence of an Event of Default constitute or be construed as a waiver of the default or the Department’s rights and remedies as a result of that default.  No covenant, condition, or provision of this Promissory Note may be waived except with the Department’s express written consent.

14.
AGREEMENT INCORPORATED BY REFERENCE.     This Promissory Note is subject to all of the terms, conditions, covenants and promises set forth in the Agreement which is hereby incorporated by reference as if fully set forth herein.

15.
AUTHORITY TO SIGN DOCUMENT. The person(s) signing this Promissory Note on behalf of the Borrower certifies and attests that the Borrower’s respective Articles of Organization, Articles of Incorporation, By Laws, Member's Agreement, Charter, Partnership Agreement, Corporate or other Resolutions, and/or other related documents give full and complete authority to bind the Borrower, on whose behalf they are executing this document.

Borrower assumes full responsibility and holds the Department harmless for any and all payments made or any other actions taken by Department in reliance upon the above representation. Further, Borrower agrees to indemnify Department against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by Department resulting from or arising out of any such payment or other action, including reasonable attorneys’ fees and legal expenses.

IN WITNESS WHEREOF, the undersigned Borrower has executed and delivered this Promissory Note as of the dates set forth below.

CELLECTAR, INC.

By:	/s/ Jamey P. Weichert	September 15, 2010
	Jamey P. Weichert, Interim President and CEO	Date

EXHIBIT D-2
PROMISSORY NOTE
Contract # GEDL FY10-20062

Amount: $200,000.00

FOR VALID CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration for the terms and conditions set forth in the Technology Venture Fund  Agreement between the Wisconsin Department of Commerce (“Department”) and Cellectar, Inc. (“Borrower”) also identified as Contract #GEDL FY10-20062, the Borrower promises to pay the Department the principal sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00), or so much thereof as may be advanced by the Department, together with interest, in accordance with the terms and conditions hereinafter set forth.

1.	DEFINITIONS. Terms used in this Promissory Note shall have the same meanings as in the Agreement.

2.
INTEREST RATE.     Except as otherwise provided herein, this Promissory Note shall bear interest on the unpaid principal balance at the annual rate of Two (2) percent, from the date of actual disbursement of the funds, or any portion thereof, to the Borrower until this Promissory Note is paid in full.  Interest shall be computed based upon a 365-day year.

3.	TERM. The term of this Note shall commence on the Effective Date with all principal, accrued interest and other amounts owed hereunder being due and payable not later than April 1, 2017.

4.
DEFERRAL PERIOD.     The Borrower’s payments of principal and interest hereunder shall be deferred until April 30, 2015.  All interest from the date of the Department’s first disbursement shall be paid in accordance with the terms of Paragraph 5.

5.
PAYMENT.     Commencing on May 1, 2015 and continuing on the first day of each consecutive month thereafter through and including March 1, 2017, the Borrower shall pay this Promissory Note in 23 equal monthly installments of $9,368.00 each; followed by a final installment on April 1, 2017 which shall include all remaining principal, accrued interest and other amounts owed by the Borrower hereunder.  Payments shall be applied first to interest accrued to date of receipt, and the balance, if any, to principal.

6.	TERMS OF PAYMENT.
a)
Time shall be of the essence as to the Borrower's payment of all principal, accrued interest, and other amounts owed hereunder, which shall be delivered to the Department at the following address, or such other place or places as the Department may designate, prior to the close of business on the due dates set forth above:

State of Wisconsin
Dept. of Commerce - Administrative
P.O. Box 78257
Milwaukee, WI  53293-0257
Attn: Contract GEDL FY10-20062

b)
If the Borrower fails to pay any amounts owed within ten (10) calendar days of the date when due, then, from the date of default until such delinquent payment is paid in full, the Borrower shall pay the Department interest on the delinquent payment at an annual rate of twelve (12) percent.  The accrual and collection of such interest shall be in addition to and not in lieu of any other rights and remedies that the Department may have under the Agreement, the Promissory Note, other loan documents, and applicable federal and state laws.

c)
The Borrower shall bear the entire risk of loss, theft, damage, destruction, or seizure of the Collateral.  The Borrower shall be obligated to pay the principal, interest, and other amounts owed hereunder even if the Borrower is unable to use the Collateral or any portion thereof, because of loss, theft, damage, destruction, seizure, nonrepair, lack of maintenance, or any other reason.

d)
All principal payments, interest and other amounts owed hereunder shall be paid by the Borrower regardless of any set off, counterclaim, recoupment, defense, or other rights which the Borrower may have against the Department, the sellers of the Collateral, the contractors and subcontractors involved in making improvements to the Collateral, or any other party.

7.	“EVENT OF DEFAULT” DEFINED. The term “Event of Default” shall have the meaning set forth in the Agreement.

8.	REMEDIES IN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the Department shall have the remedies set forth in the Agreement.

9.	NO PREPAYMENT PENALTY. The Borrower shall have the right to prepay this Promissory Note, in whole or in part, at any time without penalty.

10.
CHOICE OF LAW.    THIS PROMISSORY NOTE IS AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN.  If any provisions of this Promissory Note shall be prohibited by or invalid under Wisconsin law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without affecting the validity or enforceability of the remaining provisions thereof.

11.
VENUE; JURISDICTION.     Any judicial action relating to the construction, interpretation, or enforcement of this Promissory Note, or the recovery of any principal, accrued interest, court costs, attorney’s fees and other amounts owed hereunder, shall be brought and venued in the U.S. District Court for the Western District of Wisconsin or the Dane County Circuit Court in Madison, Wisconsin.  THE BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THOSE WISCONSIN COURTS, AND WAIVES ANY DEFENSES THAT MAKER OTHERWISE MIGHT HAVE RELATING THERETO.

12.	CAPTIONS. The captions in this Promissory Note are for convenience of reference only and shall not define or limit any of the terms and conditions set forth herein.

13.
WAIVER.     The Department’s failure to declare this Promissory Note in default or to otherwise enforce any of their respective rights or remedies shall not be deemed a waiver of its right to declare this Promissory Note in default and enforce its rights and remedies upon the occurrence of a future Event of Default.  Nor shall the Department’s receipt and acceptance of any payment on this Promissory Note after the occurrence of an Event of Default constitute or be construed as a waiver of the default or the Department’s rights and remedies as a result of that default.  No covenant, condition, or provision of this Promissory Note may be waived except with the Department’s express written consent.

14.
AGREEMENT INCORPORATED BY REFERENCE.     This Promissory Note is subject to all of the terms, conditions, covenants and promises set forth in the Agreement which is hereby incorporated by reference as if fully set forth herein.

15.
AUTHORITY TO SIGN DOCUMENT. The person(s) signing this Promissory Note on behalf of the Borrower certifies and attests that the Borrower’s respective Articles of Organization, Articles of Incorporation, By Laws, Member's Agreement, Charter, Partnership Agreement, Corporate or other Resolutions, and/or other related documents give full and complete authority to bind the Borrower, on whose behalf they are executing this document.

Borrower assumes full responsibility and holds the Department harmless for any and all payments made or any other actions taken by Department in reliance upon the above representation. Further, Borrower agrees to indemnify Department against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by Department resulting from or arising out of any such payment or other action, including reasonable attorneys’ fees and legal expenses.

IN WITNESS WHEREOF, the undersigned Borrower has executed and delivered this Promissory Note as of the dates set forth below.

CELLECTAR, INC.

By:	/s/ Jamey P. Weichert	September 15, 2010
	Jamey P. Weichert, Interim President and CEO	Date